UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                                       56-0506342
------                                                    ----------------
(Commission File No.)                   (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTS AND FINANCIAL STATEMENTS

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         (a) The Chief Operating Officer and Chief Financial Officer of the Company, Thomas I. Nail, concluded on March 29, 2005 that the financial statements issued by the Company for the fiscal year ended January 3, 2004, the annual report to the Securities and Exchange Commission (SEC) on Form 10-K for that fiscal year, and the quarterly reports to the SEC on Form 10-Q for the first three quarters of the fiscal year ended January 1, 2005, should no longer be relied upon because of an error in such financial statements, as specified below.

         For the fiscal year ended January 3, 2004, the Company calculated the valuation allowance (mark-down) based upon the gross value of deferred tax assets which was $980,000. The Company has concluded that this calculation should be restated to calculate the valuation allowance based on the difference between deferred tax assets and deferred tax liabilities. Deferred tax liabilities exceeded deferred tax assets by $394,000 during the fiscal year ended January 3, 2004. The effect of the change will be to reduce the Company's total assets as of January 3, 2004 by $60,000, decrease total liabilities by $980,000, increase total shareholders' equity by $920,000 and decrease by $920,000 the Company's net loss for the fiscal year ended January 3, 2004.

         Following is a summary of the impact of the restatement on the previously issued Statement of Operations and Balance Sheet for the fiscal year ended January 3, 2004, and for the first three quarters of the fiscal year ended January 1, 2005:

                               Year Ended January 3, 2004
                               --------------------------
                              (In 000s except per share data)

                                As
                                Originally           As
                                Reported             Restated
                                ----------           --------
Statement of Operations:
Provision (credit) for taxes    $   281             $  (638)
Net loss                        $(2,504)            $(1,584)

Net loss per share              $ (0.91)            $ (0.58)


Balance Sheet:
Deferred income tax asset       $    60             $   -0-
  Total assets                  $13,138             $13,078

Deferred income tax liability   $ 1,374             $   394
  Total liabilities             $ 2,555             $ 1,575
Total Shareholders' Equity      $10,583             $11,503

                           2004 Quarterly Adjustments
                         -------------------------------
                        (In 000's except per data share)
                                   (Unaudited)

                     Quarter 4       Quarter 1      Quarter 2      Quarter 3
                       2003            2004           2004           2004
                     ----------     ----------      ---------      ---------
Net loss:
  Reported            $(1,903)        $(663)          $(29)          $(299)
  Adjustment          $   920         $ 201           $(55)          $ (22)
  As Restated         $  (983)        $(462)          $(84)          $(321)

Net loss per share:
  Reported            $(0.69)         $(0.24)        $(0.01)         $(0.11)
  Adjustment          $(0.33)         $ 0.07         $(0.02)         $(0.01)
  As Restated         $(0.36)         $(0.17)        $(0.03)         $(0.12)



                                    2004 Quarters Ended
                --------------------------------------------------------------
                 April 3               July 3               Oct 2
                 As          April 3   As         July 3    As         Oct 2
                 Originally  As        Originally As        Originally As
                 Reported    Restated  Reported   Restated  Reported   Restated
                 --------    --------  --------   --------  --------   --------
Deferred tax
   asset              62         --         62         --        72        --
  Total Assets    13,635      13,573    13,576     13,514    13,014     12,942

Deferred income
   tax liability   1,288         105     1,204         76     1,115        --
 Total Liabilities 3,715       2,532     3,684      2,556     3,421     2,306
Total Shareholders
   Equity          9,921      11,042     9,892     11,020     9,593    10,636

         The Company's Chief Operating Officer and Chief Financial Officer, Thomas I. Nail, has discussed the matters disclosed in this filing with the Chairman of the Company's Audit Committee and with the independent registered accountant for the Company.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits. See Exhibit No. 99.1, Press Release issued April 1, 2005, attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 2005              BURKE MILLS, INC.


                                  By: s/Thomas I. Nail
                                      --------------------------
                                      Thomas I. Nail
                                      President and COO

                                  EXHIBIT INDEX


Exhibit No.                       Description of Exhibit

99.1                              Press Release issued April 1, 2005

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

         Valdese, NC, April 1, 2005 - Burke Mills, Inc. (OTCBB:BMLS.OB) today announced that the financial statements issued by the Company for the fiscal year ended January 3, 2004 required a restatement with respect to calculation of the valuation allowance (mark-down) of deferred tax assets.

         For the fiscal year ended January 3, 2004, the Company calculated the valuation allowance (mark-down) based upon the gross value of deferred tax assets which was $980,000. The Company has concluded that this calculation should be restated to calculate the valuation allowance based on the difference between deferred tax assets and deferred tax liabilities. Deferred tax liabilities exceeded deferred tax assets by $394,000 during the fiscal year ended January 3, 2004. The effect of the change will be to reduce the Company's total assets as of January 3, 2004 by $60,000, decrease total liabilities by $980,000, increase total shareholders' equity by $920,000 and decrease by $920,000 the Company's net loss for the fiscal year ended January 3, 2004.

         Following is a summary of the impact of the restatement on the previously issued Statement of Operations and Balance Sheet for the fiscal year ended January 3, 2004 and for the first three quarters of the fiscal year ended January 1, 2005:


                               Year Ended January 3, 2004
                               --------------------------
                              (In 000s except per share data)

                                As
                                Originally           As
                                Reported             Restated
                                ----------           --------
Statement of Operations:
Provision (credit) for taxes    $   281             $  (638)
Net loss                        $(2,504)            $(1,584)

Net loss per share              $ (0.91)            $ (0.58)


Balance Sheet:
Deferred income tax asset       $    60             $   -0-
  Total assets                  $13,138             $13,078

Deferred income tax liability   $ 1,374             $   394
  Total liabilities             $ 2,555             $ 1,575
Total Shareholders' Equity      $10,583             $11,503

                           2004 Quarterly Adjustments
                         -------------------------------
                        (In 000's except per data share)
                                   (Unaudited)

                     Quarter 4       Quarter 1      Quarter 2       Quarter 3
                       2003            2004           2004            2004
                     ----------     ----------      ---------       ---------
Net loss:
  Reported            $(1,903)        $(663)          $(29)           $(299)
  Adjustment          $   920         $ 201           $(55)           $ (22)
  As Restated         $  (983)        $(462)          $(84)           $(321)

Net loss per share:
  Reported            $(0.69)         $(0.24)        $(0.01)          $(0.11)
  Adjustment          $(0.33)         $ 0.07         $(0.02)          $(0.01)
  As Restated         $(0.36)         $(0.17)        $(0.03)          $(0.12)



                                    2004 Quarters Ended
                --------------------------------------------------------------
                 April 3               July 3               Oct 2
                 As          April 3   As         July 3    As         Oct 2
                 Originally  As        Originally As        Originally As
                 Reported    Restated  Reported   Restated  Reported   Restated
                 --------    --------  --------   --------  --------   --------
Deferred tax
   asset              62         --         62         --        72        --
 Total Assets    13,635      13,573    13,576     13,514    13,014     12,942

Deferred income
   tax liability   1,288         105     1,204         76     1,115        --
 Total Liabilities 3,715       2,532     3,684      2,556     3,421     2,306
Total Shareholders
   Equity          9,921      11,042     9,892     11,020     9,593    10,636